Leases	12 Months Ended
Dec. 31, 2010
Leases

7. Leases

Taxable REIT Subsidiaries Leases

We lease substantially all of our hotels to a wholly owned subsidiary that qualifies as a taxable REIT subsidiary due to federal income tax restrictions on a REIT’s ability to derive revenue directly from the operation and management of a hotel.

Hospitality Properties Trust Relationship

We own a leasehold interest in 53 Courtyard by Marriott properties, which properties were sold to Hospitality Properties Trust (“HPT”) and leased back to us in 1995 and 1996. In conjunction with our conversion to a REIT, we entered into subleases for these 53 properties, as well as 18 Residence Inn by Marriott properties, with a third party. In late June 2010, HPT sent notices of default because the subtenants failed to meet net worth covenants, which would have triggered an event of default by us under the leases between us and HPT. As a result, we terminated the subleases effective July 6, 2010 and we resumed acting as owner under the management agreements. Effective upon termination of the subleases, we recorded the operations of the hotels as opposed to rental income for the remaining portion of 2010. As a result, we recorded $123 million of hotel revenues for the 71 properties, as well as $44 million of rental income earned prior to the termination of the subleases in 2010, which are included in other revenues on the consolidated statements of operations. Additionally, we recorded $96 million of hotel expenses related to the 71 properties, as well as $84 million of rental expense due to HPT in 2010, which are included in other property-level expenses on the consolidated statements of operations. The property revenues and rental income recorded, less the hotel expenses and rental expenses, resulted in a loss of approximately $13 million and $1 million in 2010 and 2009, respectively, and a gain of $4 million in 2008.

The subtenants remain obligated to us for outstanding rent payment obligations to the extent that operating cash generated by the hotels is less than rent that would have been paid under the terminated subleases, although they have not funded the obligation since the termination of the subleases. At the expiration of that master lease, HPT is obligated to pay us deferred proceeds related to the initial sale of the 53 Courtyard properties of approximately $51 million, subject to damages arising out of an event of default, if any, under the master lease, plus additional amounts held in a tenant collection account. We terminated the master lease on the 18 Residence Inn properties in accordance with its terms effective December 31, 2010, at which time HPT paid us $17.2 million of deferred proceeds related to the initial sale of the 18 Residence Inn properties and additional amounts held in the tenants collection account. On November 23, 2010, we gave notice that we will not extend the term of the master lease on the 53 Courtyard by Marriott properties, which will result in termination and expiration of the lease on those properties effective December 31, 2012.

Ground Leases

As of December 31, 2010, all or a portion of 36 of our hotels, including Le Méridien Piccadilly discussed below, are subject to ground leases, generally with multiple renewal options, all of which are accounted for as operating leases. For lease agreements with scheduled rent increases, we recognize the lease expense ratably over the term of the lease. Certain of these leases contain provisions for the payment of contingent rentals based on a percentage of sales in excess of stipulated amounts. Additionally, the rental payments under one lease are based on real estate tax assessments.

Le Méridien Piccadilly

On July 22, 2010, we acquired a leasehold interest in Le Méridien Piccadilly in London (see Note 11 — “Acquisitions”). In conjunction with the acquisition, we assumed the existing lease agreement for the use of the property, which includes both the land and the building and includes minimum payments and contingent payments based on the operation of the hotel. Upon acquisition, we calculated the fair value of the lease based on its expected lease payments discounted at a risk adjusted rate of 10% and allocated the value to its land and building components. The portion of the lease allocated to the land is considered an operating lease and we expense the associated lease payments to ground rent over the life of the lease. The portion of the lease allocated to the building is considered a capital lease, as it extends beyond the useful life of the asset. Therefore, we recorded a capital lease asset and obligation of £38 million ($58 million) based on the fair value of the expected lease payments over the life of the lease. We amortize the capital lease asset over the expected useful life of the asset, or 40 years. Amortization of the capital lease asset is included in depreciation and amortization. We amortize the capital lease obligation using the effective interest method and an implicit rate based on the minimum lease payments. Contingent payments based on the operations of the hotel that exceed the minimum payments will be expensed as incurred.

Other Lease Information

We also have leases on facilities used in our former restaurant business, some of which we subsequently subleased. These leases and subleases contain one or more renewal options, generally for five or ten-year periods. The restaurant leases are accounted for as operating leases. Our lease activities also include leases entered into by our hotels for various types of equipment, such as computer equipment, vehicles and telephone systems. Equipment leases are accounted for as either operating or capital leases depending on the characteristics of the particular lease arrangement. Equipment leases that are characterized as capital leases are classified as furniture and equipment and are depreciated over the life of the lease. The amortization charge applicable to capitalized leases is included in depreciation expense.

General

The following table presents the future minimum annual rental commitments required under non-cancelable leases for which we are the lessee as of December 31, 2010. Minimum payments for the operating leases have not been reduced by aggregate minimum sublease rentals from restaurants of approximately $6 million payable to us under non-cancelable subleases.

	Capital Leases	Operating Leases
	(in millions)
2011	$3	$109
2012	3	104
2013	2	34
2014	2	32
2015	2	31
Thereafter	147	1,022

Total minimum lease payments	159	$1,332

Less: amount representing interest	(32)

Present value of minimum lease payments	$127

We remain contingently liable on certain leases relating to our former restaurant business. Such contingent liabilities aggregated $18 million as of December 31, 2010. However, management considers the likelihood of any material funding related to these leases to be remote.

Rent expense is included in other property-level expenses line item and consists of (in millions):

	2010	2009	2008
Minimum rentals on operating leases	$128	$122	$121
Additional rentals based on sales	19	23	39
Rental payments based on real estate tax assessments	21	19	—
Less: sublease rentals	(44)	(83)	(90)

	$124	$81	$70